                        WFS FINANCIAL 2004-1 OWNER TRUST

                           Distribution Date Statement
                 for Collection Period ended September 30, 2004
                    for Distribution Date of October 20, 2004




COLLECTIONS

                                                                                                                        DOLLARS

Payments received                                                                                                    56,792,762.19
                      Plus / (Less) :
                                           Net Servicer Advances                                                         31,935.94
                                           Investment Earnings on funds in
                                             the Collection Account                                                      73,877.73
                                                                                                                    --------------
Net Collections                                                                                                      56,898,575.86
                      Plus / (Less) :
                                           Funds in Spread Account                                                   12,016,733.52
                                                                                                                    --------------
Total Available Funds                                                                                                68,915,309.38
                                                                                                                    ==============


DISTRIBUTIONS

                      Servicing Fee                                                                1,250,130.00
                      Trustee and Other Fees                                                           3,786.97
                                                                                                   ------------

Total Fee Distribution                                                                                                1,253,916.97

                      Note Interest Distribution Amount - Class A-1                     0.00
                      Note Interest Distribution Amount - Class A-2               553,051.43
                      Note Interest Distribution Amount - Class A-3               365,000.00
                      Note Interest Distribution Amount - Class A-4               776,847.92
                                                                               -------------
                                                                                1,694,899.35

                      Note Principal Distribution Amount - Class A-1                    0.00
                      Note Principal Distribution Amount - Class A-2           38,134,172.03
                      Note Principal Distribution Amount - Class A-3                    0.00
                      Note Principal Distribution Amount - Class A-4                    0.00
                                                                               -------------
                                                                               38,134,172.03

Total Class A Interest and Principal Distribution                                                                    39,829,071.38

                      Note Interest Distribution Amount - Class B-1               102,042.64
                      Note Principal Distribution Amount - Class B-1            4,018,650.09
                                                                               -------------

Total Class B Interest and Principal Distribution                                                                     4,120,692.73

                      Note Interest Distribution Amount - Class C-1               132,281.25
                      Note Principal Distribution Amount - Class C-1            8,982,265.51
                                                                               -------------

Total Class C Interest and Principal Distribution                                                                     9,114,546.76

                      Note Interest Distribution Amount - Class D-1               128,781.25
                      Note Principal Distribution Amount - Class D-1            2,938,250.93
                                                                               -------------

Total Class D Interest and Principal Distribution                                                                     3,067,032.18

                      Spread Account Deposit                                                                         11,530,049.36
                                                                                                                    --------------


Total Distributions                                                                                                  68,915,309.38
                                                                                                                    ==============

                        WFS FINANCIAL 2004-1 OWNER TRUST

                           Distribution Date Statement
                 for Collection Period ended September 30, 2004
                    for Distribution Date of October 20, 2004


PORTFOLIO DATA:

                                                                               # of loans
      Beginning Aggregate Principal Balance                                      83,747                            1,200,124,882.14

          Less:                            Principal Payments                                (21,745,605.93)
                                           Full Prepayments                      (2,420)     (21,805,955.31)
                                           Partial Prepayments                        -                   -
                                           Liquidations                            (281)      (3,568,384.43)
                                                                                             ---------------
                                                                                                                     (47,119,945.67)
                                                                                                                  -----------------
      Ending Aggregate Principal Balance                                         81,046                            1,153,004,936.47
                                                                                                                  =================

Ending Outstanding Principal Balance of Notes                                                                      1,082,017,285.48
Overcollateralization Amount                                                                                          70,987,650.99
Overcollateralization Level                                                                                                   6.16%

OTHER RELATED INFORMATION:

Spread Account:

                      Beginning Balance                                                       12,001,248.82
                            Investment earnings on funds in spread account                        15,484.70
                            Less: Funds included in Total Available Funds                    (12,016,733.52)
                            Deposits                                                          11,530,049.36
                            Reductions                                                                    -
                                                                                             ---------------
                      Ending Balance                                                                                  11,530,049.36

                      Beginning Initial Deposit                                               15,000,000.00
                            Repayments                                                                    -
                                                                                             ---------------
                      Ending Initial Deposit                                                                          15,000,000.00


Modified Accounts:
                      Principal Balance                                                                   -                       -
                      Scheduled Balance                                                                   -                       -

Servicer Advances:
                      Beginning Unreimbursed Advances                                            929,193.92
                      Net Advances                                                                31,935.94
                                                                                             ---------------
                                                                                                                         961,129.86

Net Charge-Off Data:
                      Charge-Offs                                                              6,423,093.39
                      Recoveries                                                              (1,353,735.47)
                                                                                             ---------------
                      Net Charge-Offs                                                                                  5,069,357.92


Delinquencies (P&I):                                                           # of loans
                      30-59 Days                                                 1,558        13,638,627.53
                      60-89 Days                                                   397         3,580,896.55
                      90-119 Days                                                  144         1,274,181.90
                      120 days and over                                              8            93,561.70

Repossessions                                                                       57           544,575.55

Contracts Repurchased (pursuant to Sect. 3.02, 4.07, or 9.01 of the
  Sale and Servicing Agreement)                                                      -                                            -

Cumulative Charge-Off Percentage                                                                                              0.34%

WAC                                                                                                                        10.6978%
WAM                                                                                                                          55.971

                        WFS FINANCIAL 2004-1 OWNER TRUST

                           Distribution Date Statement
                 for Collection Period ended September 30, 2004
                    for Distribution Date of October 20, 2004


===================================================================================================================================
                                   BEGINNING         NOTE MONTHLY                       TOTAL
               ORIGINAL           OUTSTANDING         PRINCIPAL         PRIOR         PRINCIPAL       PRINCIPAL            CURRENT
               PRINCIPAL           PRINCIPAL        DISTRIBUTABLE     PRINCIPAL     DISTRIBUTABLE    DISTRIBUTION         PRINCIPAL
  CLASSES       BALANCE             BALANCE             AMOUNT        CARRYOVER         AMOUNT          AMOUNT            CARRYOVER
===================================================================================================================================
    A-1      222,000,000.00               0.00              0.00          0.00              0.00                0.00          0.00


    A-2      555,000,000.00     439,511,067.12     38,134,172.03          0.00     38,134,172.03       38,134,172.03          0.00


    A-3      200,000,000.00     200,000,000.00              0.00          0.00              0.00                0.00          0.00


    A-4      331,750,000.00     331,750,000.00              0.00          0.00              0.00                0.00          0.00


    B-1       56,250,000.00      52,329,556.92      4,018,650.09          0.00      4,018,650.09        4,018,650.09          0.00


    C-1       63,750,000.00      63,750,000.00      8,982,265.51          0.00      8,982,265.51        8,982,265.51          0.00


    D-1       48,750,000.00      48,750,000.00      2,938,250.93          0.00      2,938,250.93        2,938,250.93          0.00
===================================================================================================================================

 TOTAL     1,477,500,000.00   1,136,090,624.04     54,073,338.56          0.00     54,073,338.56       54,073,338.56          0.00
===================================================================================================================================





===================================================
                   REMAINING             TOTAL
                  OUTSTANDING          PRINCIPAL
                   PRINCIPAL          AND INTEREST
  CLASSES           BALANCE           DISTRIBUTION
===================================================
    A-1                   0.00                  0.00


    A-2         401,376,895.09         38,687,223.46


    A-3         200,000,000.00            365,000.00


    A-4         331,750,000.00            776,847.92


    B-1          48,310,906.83          4,120,692.73


    C-1          54,767,734.49          9,114,546.76


    D-1          45,811,749.07          3,067,032.18
===================================================

 TOTAL        1,082,017,285.48         56,131,343.05
===================================================
                 54,073,338.56



====================================================================================================================================
                         NOTE MONTHLY                        TOTAL
                           INTEREST          PRIOR          INTEREST           INTEREST         CURRENT      DEFICIENCY      POLICY
  NOTE     INTEREST     DISTRIBUTABLE       INTEREST     DISTRIBUTABLE       DISTRIBUTION       INTEREST       CLAIM         CLAIM
CLASSES      RATE           AMOUNT         CARRYOVER         AMOUNT             AMOUNT         CARRYOVER       AMOUNT        AMOUNT
====================================================================================================================================
  A-1      1.08000%              0.00          0.00              0.00              0.00            0.00          0.00          0.00

  A-2      1.51000%        553,051.43          0.00        553,051.43        553,051.43            0.00          0.00          0.00

  A-3      2.19000%        365,000.00          0.00        365,000.00        365,000.00            0.00          0.00          0.00

  A-4      2.81000%        776,847.92          0.00        776,847.92        776,847.92            0.00          0.00          0.00

  B-1      2.34000%        102,042.64          0.00        102,042.64        102,042.64            0.00          0.00          0.00

  C-1      2.49000%        132,281.25          0.00        132,281.25        132,281.25            0.00          0.00          0.00

  D-1      3.17000%        128,781.25          0.00        128,781.25        128,781.25            0.00          0.00          0.00
====================================================================================================================================
 TOTAL                   2,058,004.49          0.00      2,058,004.49      2,058,004.49            0.00          0.00          0.00
====================================================================================================================================

                        WFS FINANCIAL 2004-1 OWNER TRUST

                              Officer's Certificate
                 for Collection Period ended September 30, 2004
                    for Distribution Date of October 20, 2004





Detailed Reporting

    See Schedule F




WFS Financial Inc, as Master Servicer, certifies that all computations presented reflect accurate information as of September 30, 2004 and were performed in conformity with the Sale and Servicing Agreement dated February 01, 2004.





                                       -----------------------------------------
                                       Lori Bice
                                       Assistant Vice President
                                       Director Technical Accounting



                                       -----------------------------------------
                                       Susan Tyner
                                       Vice President
                                       Assistant Controller